1290 FUNDS®

1290 Diversified Bond Fund

SUPPLEMENT DATED AUGUST 4, 2020 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2020, AS SUPPLEMENTED

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) dated March 1, 2020, as supplemented, of 1290 Funds. You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com, or you can view, print, and download a copy of the SAI at 1290 Funds’ website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information regarding changes to the control persons of Brandywine Global Investment Management, LLC (“Brandywine Global”), a sub-adviser to the 1290 Diversified Bond Fund.

Effective on or about July 31, 2020, Legg Mason, Inc., the parent company of Brandywine Global, was acquired by Franklin Resources, Inc. In connection with this change, the table in the section of the SAI entitled “Investment Management and Other Services – The Sub-Advisers” is hereby amended to include the following information:

Fund	Name and Control Persons of the Sub-Adviser
1290 Diversified Bond Fund

Brandywine Global is a wholly-owned, but independently operated, subsidiary of Legg Mason, Inc. Legg Mason, Inc. is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry.

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